UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2026

Nuo Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-28443	23-3011702
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8285 El Rio, Suite 190, Houston, Texas 77054
(Address of principal executive offices) (Zip Code)

(346) 396-4770
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of September 30, 2026, Nuo Therapeutics, Inc. (the “Company”) entered into a Consent and Extension (the “Extension”) to the Amended and Restated Loan and Security Agreement dated May 29, 2026 (the “Loan Agreement”) with the lenders (each, a “Lender” and, collectively, the “Lenders”) to the Loan Agreement solely to extend the closing date (the “Second Closing Date”) of the funding commitment of $325,000 (the “Second Funding”) under the Loan Agreement from September 30, 2026 to October 9, 2026.

Effective as of October 6, 2026, the Company and the Lenders entered into an Assignment, Joinder, and Amendment No. 1 (the “Amendment”) to the Loan Agreement to fully supersede the Extension and further change the Second Closing Date of the Second Funding to October 6, 2026 and also to enable a Lender to assign a $100,000 portion of the Lender’s Second Funding commitment and to enable three new persons to join the Loan Agreement as Lenders.

The Second Funding closed on October 6, 2026 as provided for in the Amendment and the Company received $325,000, the full Second Funding amount as requested by the Company, from the Lenders as provided for in the Loan Agreement. The Company therefore has received an aggregate of $2,000,000 from Lenders in accordance with the Loan Agreement and consistent with the Company’s previous disclosure of a $2,000,000 total funding commitment under the Loan Agreement.

The assigned $100,000 portion of the Second Funding commitment was assumed in equal $25,000 portions by four persons (collectively, the “Assuming Lenders”): (a) the three new persons, each of whom is a third party unaffiliated with the Company, that joined as Lenders pursuant to the Amendment, and (b) Scott M. Pittman, a member of the Board of Directors of the Company and a more than 10% beneficial owner of the Company’s common stock. Mr. Pittman loaned $200,000 at the initial funding on January 23, 2026 (the “Initial Funding”), $100,000 in the interim funding on May 29, 2026 (the “Interim Funding”), and, including the additional $25,000 assumed pursuant to the Amendment, $125,000 in the Second Funding.

Other than as summarized above, the Amendment did not alter material terms of the Loan Agreement as previously disclosed by the Company. On the Second Closing Date, the Company issued Secured Promissory Notes (each, a “Second Note”) to the Lenders in the Second Funding. Each Second Note, as previously provided for pursuant to the Loan Agreement, bears interest at an annual rate of 12% and has a maturity date of December 31, 2028 (the “Maturity Date”) with interest payable in warrants.

In connection with the assignment, the Company issued warrants to the Assuming Lenders that reallocated the warrant coverage attributable to the assigned $100,000 commitment without increasing the aggregate warrant coverage attributable to that commitment.

On October 6, 2026, the Second Closing Date, the Company issued to the Assuming Lenders the following warrants exercisable for shares of the Company’s common stock (“Shares”) as provided for pursuant to the Loan Agreement and the Amendment as consideration for their aggregate loans of $100,000 to the Company pursuant to the assignment and the Amendment: (i)  Second Restated Warrants (representing together, on an integrated and consolidated basis, Commitment Warrants, Origination Restated Second Warrants and Capital Second Restated Warrants (each as defined in the Loan Agreement)) immediately exercisable, due to the concurrent Second Funding, for 18,000 Shares; and (ii) Prepayment Restated Warrants (as defined in the Loan Agreement) exercisable, subject to contingent vesting as provided for in the Loan Agreement, for 1,832 Shares. Further, the Company agreed pursuant to the Loan Agreement and Amendment to issue Interest Warrants (as defined in the Loan Agreement) exercisable for up to 11,000 Shares to the Assuming Lenders at the Maturity Date (or earlier upon voluntary or mandatory prepayment as provided for in the Loan Agreement).

As a party to the Loan Agreement and Amendment, Mr. Pittman was among the Assuming Lenders described in the preceding paragraph. In particular, due to his loan of an additional $25,000 to the Company as an Assuming Lender, the Company issued Mr. Pittman on the Second Closing Date: (i) a Second Restated Warrant immediately exercisable, due to the concurrent Second Funding, for 4,500 Shares; and (ii) an additional Prepayment Restated Warrant exercisable, subject to contingent vesting as provided for in the Loan Agreement, for 458 Shares. Further, the Company agreed pursuant to the Loan Agreement and Amendment to issue an additional Interest Warrant exercisable for up to 2,750 Shares to Mr. Pittman at the Maturity Date (or earlier upon voluntary or mandatory prepayment as provided for in the Loan Agreement). These warrants are in addition to the warrants that were previously issued to Mr. Pittman or to which he became entitled at the Initial Funding and Interim Funding.

The Amendment did not alter the exercise price, expiration date, or other material economic terms of the warrants, as provided for in the Loan Agreement and as previously disclosed by the Company.

The foregoing descriptions of the Amendment and the Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the texts of the Amended and Restated Loan and Security Agreement and the Assignment, Joinder, and Amendment No. 1 thereto, which are incorporated by reference as Exhibit 10.1 and filed as Exhibit 10.2, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Second Funding of the Loan Agreement, as amended by the Amendment, is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The offer and sale of the assumed Second Restated Warrants (representing, on an integrated and consolidated basis, Commitment Warrants, Origination Restated Second Warrants, and Capital Second Restated Warrants (each as defined in the Loan Agreement), Prepayment Restated Warrants, and Interest Warrants, and the Shares underlying all such warrants, have not been registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Second Restated Warrants (previously filed on June 3, 2026 as Exhibit 4.3 to the registrant’s Current Report on Form 8-K and incorporated by reference herein)
4.2	Form of Prepayment Restated Warrants (previously filed on June 3, 2026 as Exhibit 4.5 to the registrant’s Current Report on Form 8-K and incorporated by reference herein)
4.3	Form of Interest Warrants (previously filed on January 26, 2026 as Exhibit 4.4 to the registrant’s Current Report on Form 8-K and incorporated by reference herein)
10.1
Amended and Restated Loan and Security Agreement, dated as of May 29, 2026 (previously filed on June 3, 2026 as Exhibit 10.1 to the registrant’s Current Report on Form 8-K and incorporated by reference herein)

10.2	Assignment, Joinder, and Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of October 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Chief Executive and Chief Financial Officer

Date: October 6, 2026